Exhibit 99.1

                                  JETFLEET III

                    Certification of Chief Executive Officer
                  pursuant to 18 U.S.C. Section 1350 as adopted
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with this quarterly report of JetFleet III (the "Company") on Form 10-QSB for the period ended March 31, 2003 (the "Report"), I, Neal D. Crispin, President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

              (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

              (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



Date: May 15, 2003                   /s/  Neal D. Crispin
                                    --------------------------
                                     Neal D. Crispin
                                     President, Chief Financial Officer